UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Atlas Energy, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32169

Delaware	51-0404430
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

(Address of principal executive offices, including zip code)

412-262-2830

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of Atlas Energy, Inc. (the “Company”) was held on May 13, 2010.

(b) The sole matter considered and voted on by the stockholders at the annual meeting was the election of three directors to serve three-year terms expiring at the Company’s annual meeting of stockholders in 2013. All of the nominees for director were elected and there were no broker non-votes. The table below sets forth the voting results for each director:

Nominees	Votes In Favor	Votes Withheld
Carlton M. Arrendell	61,570,416	189,960
Jonathan Z. Cohen	60,922,690	837,686
Donald W. Delson	61,091,338	669,038

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	Atlas Energy, Inc.

	By:	/s/ Lisa Washington
	Name:	Lisa Washington
	Title:	Chief Legal Officer and Secretary